Pax World Funds Series Trust I
Pax World Funds Series Trust III

Supplement dated August 7, 2017
to the Prospectus and Statement of Additional Information dated May 1, 2017

At a shareholder meeting held on June 6, 2017 and adjourned until June 29, 2017, shareholders of each of Pax Balanced Fund, Pax ESG Beta Quality Fund and Pax High Yield Bond Fund approved making the investment objective of each such Fund non-fundamental. Accordingly, all of the Pax Funds’ investment objectives may be changed by the Board of Trustees without a vote of shareholders.

Also at such shareholder meeting held on June 6, 2017 and adjourned until June 29, 2017, shareholders of the Pax Funds elected Ms. Anne Goggin to serve as a Trustee of each Trust.

1. Shareholder Meeting-Related Changes

Effective August 7, 2017, the Prospectus is amended, as follows:

PROSPECTUS

The following paragraph is added as the third paragraph in the section entitled “Management, Organization and Capital Structure – Investment Advisers,” as follows:

“The Trusts may rely on an exemptive order from the SEC that permits PWM and PEM, subject to certain conditions and oversight by the relevant Board, to enter into sub-advisory agreements with unaffiliated sub-advisers approved by the Trustees but without the requirement of shareholder approval. Under the terms of this exemptive order, each Adviser is able, subject to certain conditions (including a 90-day notification requirement) and approval by the relevant Board but without shareholder approval, to hire new unaffiliated sub-advisers for the Funds and materially amend the terms of the sub-advisory agreement for an unaffiliated sub-adviser provided that the Adviser provides notification to shareholders within 90 days of the hiring of an unaffiliated sub-adviser. Each Adviser, subject to oversight by the Trustees, has the ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination and replacement. Although shareholder approval will not be required for the termination of sub-advisory agreements, shareholders of a Fund will continue to have the right to terminate such sub-advisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund. Each Adviser may not change a sub-adviser to the Funds without approval of the Board and, to the extent required by the 1940 Act, shareholder approval. Affiliated sub-advisers selected by an Adviser are subject to shareholder approval.”

Effective August 7, 2017, the Statement of Additional Information is amended, as follows:

STATEMENT OF ADDITIONAL INFORMATION

The fifth fundamental policy listed in the section entitled “Investment Restrictions – Fundamental Policies” is replaced with the following:

“Each Fund may lend money to the extent permitted by the Investment Company Act of 1940, as amended, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or its staff.”

2. Transfer Agent-Related Changes

In addition, it is expected that on or about August 28, 2017, BNY Mellon Investment Servicing (US) Inc., located at 301 Bellevue Parkway, Wilmington, Delaware 19809, will begin serving as transfer agent, registrar, dividend disbursing agent and shareholder servicing agent for the Pax Funds. Accordingly, all references to Boston Financial Data Services or “BFDS” are replaced with BNY Mellon Investment Servicing (US) Inc. or “BNYM,” as applicable. Further, any references to “P.O. Box 55370, Boston, MA 02205-5370” and “c/o BFDS, 30 Dan Road, Suite 55370, Canton, MA 02021-2809” are replaced with “P.O. Box 9824, Providence, RI 02940-8024” and “c/o BNYM, 4400 Computer Drive, Westborough, MA 01581 -1722,” respectively.

Effective on or about August 28, 2017, the Prospectus will be amended, as follows:

PROSPECTUS

The first bullet point under the section entitled “How to Sell Shares – Redemptions of Institutional Class, Individual Investor Class or Class A Shares” is deleted.

The first sentence in the section entitled “How to Sell Shares – Redeeming by Mail” is replaced with the following:

“An Institutional Class, Individual Investor Class or Class A shareholder may request a redemption by written request signed by all account owners exactly as their names appear on the records of the Funds’ transfer agent.”

The second sentence under the section entitled “How to Sell Shares – Redeeming by Telephone” is deleted.

The second sentence in the section entitled “Tax-Advantaged Retirement Plans” is replaced with the following:

“Information regarding the establishment and administration of these plans, custodial fees (such plans currently are charged an annual custodial fee of $15) and other details is available from Pax World.”

Effective on or about August 28, 2017, the Statement of Additional Information will be amended, as follows:

STATEMENT OF ADDITIONAL INFORMATION

The last paragraph in the section entitled “Distribution – Sales Charges” is replaced with the following:

“Dealer commissions and compensation — Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of purchases of $1 million or more, purchases by employer sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the Funds’ IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million. A dealer concession of up to 1% may be paid by a Fund under its Class A plan of distribution to reimburse the Distributor in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.”